UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 17, 2011

KIMCO REALTY CORPORATION

 (Exact Name of registrant as specified in charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3333 New Hyde Park Road Suite 100 New Hyde Park, New York	11042
(Address of principal executive offices)	(Zip Code)

(516) 869-9000

 Registrant’s telephone number, including area code

Not applicable

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 17, 2011, Kimco Realty Corporation (the “Company”) filed with the United States Securities and Exchange Commission (“SEC”) a prospectus supplement to the base prospectus contained in its automatic shelf registration statement on Form S-3/ASR filed with the SEC on April 24, 2009 (File No. 333-158762). The prospectus supplement relates to 150,000 shares of the Company’s common stock that may be offered pursuant to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan.

This Current Report on Form 8-K is being filed to present certain exhibits that shall be incorporated by reference into the registration statement.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description

5.1	Opinion of Venable LLP, with respect to the legality of the securities being registered.
23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: June 17, 2011

By:

/s/ Glenn G. Cohen

Name:

Glenn G. Cohen

Title:

Executive Vice President,

Chief Financial Officer

and Treasurer